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Materials Related to the Proposed Merger of Certegy Inc.

and Fidelity National Information Services, Inc.

1.               Press Release dated September 15, 2005

2.               Script for September 15, 2005 Conference Call

3.               Presentation for September 15, 2005 Conference Call

4.               Letter to Certegy Employees from Certegy Chairman and Chief Executive Officer

5.               Questions and Answers for Certegy Employees

6.               Presentation for Certegy Employees

The following is a press release issued on September 15, 2005 concerning the proposed merger between Certegy Inc. and Fidelity National Information Services, Inc.

PRESS RELEASE

Fidelity National Financial, Inc. and Certegy Inc. Announce Combination of Fidelity
National Information Services, Inc. and Certegy Inc.

Jacksonville and St. Petersburg, Fla. — (September 15, 2005) – Fidelity National Financial, Inc., (NYSE:FNF) and Certegy Inc. (NYSE:CEY) today announced the signing of a definitive Merger Agreement under which Fidelity National Information Services, Inc. (“FIS”), a majority-owned subsidiary of Fidelity National Financial, Inc. and Certegy Inc. (“Certegy”) will combine operations to form a single publicly traded entity.

Under the terms of the Merger Agreement, FIS and Certegy will be combined in a tax-free, stock-for-stock merger under which each share of FIS common stock will be exchanged for 0.6396 shares of Certegy common stock.  After the issuance of Certegy stock to FIS shareholders, current Certegy shareholders will own approximately 32.5% and FIS shareholders will own approximately 67.5% of the combined entity, with FNF directly owning approximately 50.3%.  Additionally, Certegy will pay a $3.75 per share special cash dividend to its shareholders prior to the closing of the transaction.

FIS is a leading provider of core financial institution processing, mortgage loan processing and related information products and outsourcing services to financial institutions, mortgage lenders and real estate professionals.  FIS’ software processes nearly 50 percent of all U.S. residential mortgages, it has processing and technology relationships with 45 of the top 50

U.S. banks, more than 2,800 small and mid-sized U.S. financial institutions and clients in more than 50 countries who rely on its processing and outsourcing products and services.

Certegy is a leading provider of credit, debit, check risk management and cash access services to over 6,500 financial institutions and 100,000 retailers.  Certegy maintains a global presence with operations in the United States, the United Kingdom, Ireland, France, Chile, Brazil, Australia, New Zealand, Thailand and the Caribbean.

The name of the combined company will become Fidelity National Information Services, Inc. and it is expected to have its shares of common stock trade on the New York Stock Exchange under the trading symbol ‘FIS’.  The headquarters for the combined company will be in Jacksonville, Florida.  FNF Chairman and Chief Executive Officer William P. Foley, II will also serve as Chairman of the Board of Directors of FIS.  The FIS Board of Directors will consist of ten directors, with four directors from the current FIS board, including its Chairman William P. Foley, II, four directors from the current Certegy board, including its current Chairman Lee A. Kennedy and one director from each of Thomas H. Lee Partners and Texas Pacific Group.  Mr. Kennedy will also become the Chief Executive Officer of the new FIS.  Additionally, FNF Chief Financial Officer Alan L. Stinson will become Executive Vice President and Chief Financial Officer of the new FIS, in addition to retaining his role as Chief Financial Officer of FNF.  FNF will consolidate the results of FIS in its financial statements and record minority interest for the portion of FIS that it will not own.

  “We believe this is a combination that truly will benefit both organizations, as the new FIS will be uniquely positioned to offer a broad suite of data processing, payment and risk management services to financial institutions and retailers,” said FNF Chairman and Chief Executive Officer William P. Foley, II.  “Our businesses are complementary, rather than competitive and we believe there are some very significant and unique revenue synergy opportunities, particularly in the community bank, credit union and international markets.  We also believe there are meaningful cost synergies to be recognized by eliminating many redundant and duplicative functions through the combination of the two organizations.  The new FIS will have nearly $4 billion of diversified, run-rate revenue and $1 billion of run-rate EBITDA from market leading businesses and will be well positioned to capitalize on the significant and unique growth opportunities that the combined companies can offer the markets we serve.”

“We are very excited to become part of the FNF family,” said Lee A. Kennedy, Certegy Chairman and Chief Executive Officer.  “This combination creates one of the largest financial institution technology processing and services companies in the world.  It provides Certegy with the opportunity to significantly increase the depth and breadth of products and services that we offer to the domestic community bank and credit union markets, as well as our international customers.  It also provides a potential entry point with larger financial institutions through FIS’ large bank processing relationships.  We expect this combination to provide significant value for our existing Certegy shareholders, including both the $3.75 per share special cash dividend and the expected accretion to trailing twelve months cash earnings per share of 16%.”

The transaction is subject to a variety of conditions, including the effectiveness of a proxy statement for a Certegy stockholder vote, Certegy stockholder approval, all necessary regulatory approvals and other customary closing conditions.

A conference call to discuss this transaction will be held at 10:00 a.m. Eastern Time this morning, September 15, 2005.  Those wishing to participate via the webcast should access the call through FNF’s Investor Relations website at www.fnf.com or Certegy’s Investor Relations website at www.certegy.com.  A PowerPoint slide show presentation that will be utilized during the conference call will be available for viewing at both the FNF and Certegy Investor Relations websites at the beginning of the conference call.  Those wishing to participate in the conference call via the telephone may dial-in at 800-762-4717 (USA) or 480-629-9025 (International).  The conference call replay will be available via webcast through FNF’s Investor Relations website at www.fnf.com and Certegy’s Investor Relations website at www.certegy.com.  The telephone replay will be available from 1:30 p.m. Eastern Time on September 15, 2005 through September 29, 2005 by dialing 800-475-6701 (USA) or 320-365-3844 (International).  The access code will be 796082.

In connection with the proposed Merger, Certegy will file a proxy statement with the Securities and Exchange Commission (“SEC”).  The proxy statement will be mailed to the shareholders of Certegy.  CERTEGY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy with the SEC at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Certegy by going to Certegy’s Investor Relations page on its corporate website at www.certegy.com.

Certegy, FNF, and their respective officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Certegy’s shareholders with respect to the Merger.  A description of any interests that any such participant may have in the Merger will be available in the proxy statement.  Information concerning FNF’s directors and executive officers is set forth in FNF’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s web site www.sec.gov or by going to FNF’s Investor Relations page on its corporate website at www.fnf.com.

Fidelity National Financial, Inc., number 261 on the Fortune 500, is a provider of products and outsourced services and solutions to financial institutions and the real estate industry.  FNF had total revenue of nearly $8.3 billion and earned more than $740 million in 2004, with cash flow from operations of nearly $1.2 billion for that same period.  FNF is the nation’s largest title insurance company, with nearly 31 percent national market share, and is also a provider of other specialty insurance products, including flood insurance, homeowners insurance and home warranty insurance.  Through its majority-owned subsidiary FIS, FNF is a leading provider of technology solutions, processing services and information services to the financial services and real estate industries.  FIS’ software processes nearly 50 percent of all U. S. residential mortgages, it has processing and technology relationships with 45 of the top 50 U.S. banks and more than 2,800 small and mid-sized U.S. financial institutions and it has clients in more than 50 countries who rely on its processing and outsourcing products and services.  FIS also provides customized business process outsourcing related to aspects of the origination and management of mortgage loans to national lenders and servicers.  FIS offers information services, including property data and real estate-related services that are used by lenders, mortgage investors and real estate professionals to complete residential real estate transactions throughout the U.S.  More information about the FNF family of companies can be found at www.fnf.com and www.fidelityinfoservices.com.

Certegy Inc. provides credit and debit processing, check risk management and check cashing services, merchant processing and e-banking services to over 6,500 financial institutions, 100,000 retailers and 100 million consumers worldwide. Headquartered in St. Petersburg, Florida, Certegy maintains a strong global presence with operations in the United States, United Kingdom, Ireland, France, Chile, Brazil, Australia, New Zealand, Thailand and the Caribbean. As a leading payment services provider, Certegy offers a comprehensive range of transaction processing services, check risk management solutions and integrated customer support programs that facilitate the exchange of business and consumer payments. Certegy generated over $1.0 billion in revenue in 2004. For more information on Certegy, please visit www.certegy.com.

This press release contains statements related to future events and expectations, which include statements about revenue and cost synergies and earnings accretion and, as such, constitutes forward-looking statements.  These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of FIS and Certegy to be different from those expressed or implied above.  FNF and Certegy expressly disclaim any duty to update or revise forward-looking statements.  The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effect of governmental regulations, the economy, competition, the risk that the merger may fail to achieve beneficial synergies or that it may take longer than expected to do so, the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries, potential overdependence on a limited number of customers due to consolidation in the banking, retail and financial services industries, failure to adapt to changes in technology or in the marketplace and other risks detailed from time to time in the Form 10-K and other reports and filings made by FIS and Certegy with the Securities and Exchange Commission.

SOURCES:  Fidelity National Financial, Inc. and Certegy Inc.

CONTACTS: Fidelity National Financial, Inc. - Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations, 904-854-8120, dkmurphy@fnf.com; Certegy Inc. – Mary K. Waggoner, Senior Vice President, Investor Relations, 678-867-8004, mary.waggoner@certegy.com

The following is a script for a conference call held on September 15, 2005 concerning Certegy, Inc.’s proposed merger with Fidelity National Information Services, Inc.

FIS Certegy Conference Call Script – Dan

Good morning everyone.  This is Dan Murphy, Senior Vice President, Finance and Investor Relations for Fidelity National Financial.  Thank you for joining us for this conference call to discuss the combination of Fidelity National Information Services, or FIS, and Certegy.  Joining me today are Bill Foley, Chairman and Chief Executive Officer of FNF, Lee Kennedy, Chairman and Chief Executive Officer of Certegy and Al Stinson, FNF’s Chief Financial Officer.

We have posted a PowerPoint slide show presentation to both the FNF and Certegy websites that we utilize during this conference call.  If you have not done so, you can access that presentation now at either fnf.com or certegy.com.   Once we finish the formal presentation, we will open the call to accommodate as many of your questions as time permits.

For purposes of the presentation, the page numbers are in the bottom center of each slide.  On page one, you will see our forward looking disclosure.  This conference call may contain statements related to future events and expectations, which include statements about revenue and cost synergies and earnings accretion and, as such, constitutes forward-looking statements.  These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of FIS and Certegy to be different from those expressed or implied during this call.  FNF and Certegy expressly disclaim any duty to update or revise forward-looking statements.  The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effect of governmental regulations, the economy, competition, the risk that the merger may fail to achieve beneficial synergies or that it may take longer than expected to do so, the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries, potential overdependence on a limited number of customers due to consolidation in the banking, retail and financial services industries, failure to adapt to changes in technology or in the marketplace and other risks detailed from time to time in the Form 10-K and other reports and filings made by FIS and Certegy with the Securities and Exchange Commission.

On page two of the presentation, we have some legal disclosures that we need to review.  In connection with the proposed Merger, Certegy will file a proxy statement with the SEC.  The proxy statement will be mailed to the shareholders of Certegy.  CERTEGY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE

BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement, when it is available and other documents filed by Certegy with the SEC at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Certegy by going to Certegy’s Investor Relations page on its corporate website at www.certegy.com.

Certegy, FNF, and their respective officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Certegy’s shareholders with respect to the Merger.  A description of any interests that any such participant may have in the Merger will be available in the proxy statement.  Information concerning FNF’s directors and executive officers is set forth in FNF’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s web site www.sec.gov or by going to FNF’s Investor Relations page on its corporate website at www.fnf.com.

This conference call will be available for replay via webcast at FNF’s website at fnf.com and at Certegy’s website at certegy.com.  It will also be available through phone replay beginning at 130 pm Eastern Standard Time today through September 29, 2005.  The replay number is 800-475-6701 and the access code is 796082.

Let me now turn the call over to Bill Foley, FNF’s Chairman and Chief Executive Officer.

FIS Certegy Conference Call Script

BILL

This morning we announced the signing of a definitive merger agreement under which Fidelity National Information Services and Certegy will combine operations to form a single publicly traded entity. As many of you know, we have considered an initial public offering (IPO) of FIS over the past twelve months.  We believe this merger will allow us to more quickly and more fully realize our goal of maximizing the value of FIS, with the new FIS well positioned to capitalize on the significant and unique growth opportunities that the combined companies can offer the markets we serve.  Certegy’s payment processing businesses fill a gap in FIS’ product set and Certegy’s management provides additional expertise in the payment services space.  We expect this combination to strengthen our position in the financial services markets, increase the depth and breadth of the products we offer, deepen the relationships we have with our current customers and allow us the opportunity to provide our expanded services to new customers.  It also gives us a currency to utilize in future acquisitions.

Beginning with page three of the presentation, FIS and Certegy will be combined in a tax-free, stock-for-stock merger under which each share of FIS common stock will be exchanged for 0.6396 shares of Certegy common stock.  After the issuance of Certegy stock to FIS shareholders, current Certegy shareholders will own approximately 32.5% and FIS shareholders will own approximately 67.5% of the combined entity.  Additionally, Certegy will pay a $3.75 per share special cash dividend to its shareholders prior to the closing of the transaction.

 FIS is a leading provider of core financial institution processing, mortgage loan processing and related information products and outsourcing services to financial institutions, mortgage lenders and real estate professionals.  Certegy is a leading provider of card issuer services to financial institutions, primarily community banks and credit unions, and check and risk management solutions.

On page four, you can see that the combined company will be called Fidelity National Information Services and it is expected to trade on the New York Stock Exchange under the trading symbol FIS.  FIS will be uniquely positioned to offer a broad suite of data processing, payment and risk management services to financial institutions and retailers, with a compelling financial profile that includes run-rate annual revenue of $4 billion, run-rate annual EBITDA of $1 billion, strong organic growth potential, significant and unique revenue synergies and meaningful cost synergies.  The transaction is also accretive to trailing twelve month cash earnings.  I will serve as the Chairman of FIS.  Lee Kennedy, current Chairman and CEO of Certegy, will become CEO of FIS and FNF CFO Al Stinson will also assume the additional role of CFO of FIS.  The senior business group executives will be a combination of current FIS and Certegy management.

Page five includes a summary of some of the details of the transaction, including the fixed exchange ratio of 0.6396 shares of Certegy stock for each share of FIS stock.  Certegy shareholder approval is necessary and the expected closing of the transaction is in the fourth quarter of this year.  Additionally, we will form a ten person Board of Directors.  The board composition will include 4 members from our current FIS board, including me, 4 members from the Certegy board, including Lee Kennedy and one each from Thomas H. Lee Partners and Texas Pacific Group, the minority shareholders in FIS today.

Page six touches on the strategic rationale for this transaction.  The combination creates one of the largest financial institution technology processing and services companies in the world, with nearly $4 billion in annual run-rate revenue and $1 billion in annual run-rate EBITDA.  The product bases are complementary, rather than competitive, and include core financial institution processing, mortgage processing, card issuer services, check and risk management solutions, information products and outsourcing services.  The revenue is significantly recurring in nature, with the majority under long-term, multi-year contracts.

We also think there are meaningful cost synergies to be recognized by eliminating many redundant and duplicative functions through the combination of the two organizations.  Our cost synergy target is $50 million dollars over a twelve to eighteen month period after the closing of the merger.  Page seven highlights three significant acquisitions we have made at FIS in the last eighteen months and the cost synergy targets and the actual overachievement on those targets in each of those transactions.  We expect that trend to continue with this transaction.

I am now going to ask Lee Kennedy to talk about the combined businesses.

FIS Certegy Conference Call Script

LEE

On page eight, you can see the breakdown into the three main components of the combined business, Financial Institution Software and Services, Payment Services and Information and Outsourcing Services.  The revenue stream is well diversified among the three business segments, with Financial Institution Software and Services at 41% of total revenue and Payment Services and Information and Outsourcing Services each contributing 29% of revenue.  You can also see that the EBITDA margins are very attractive and in the 22 to 27% range.  Based on the last twelve months pro forma Cash EPS of $2.00, the transaction is more than 16% accretive to Certegy shareholders.  Cash EPS is defined as GAAP EPS plus after-tax amortization of purchased intangibles.

Page nine takes a look at the combined market leadership positions and as you can see FIS will be #1 or #2 in every one of the markets that it serves, translating into market leadership across multiple business segments.

We believe there are some very significant and unique revenue synergy opportunities in this transaction.  Page ten shows one macro opportunity and that is in the domestic community bank market.  As you can see on the slide, there are approximately 18,700 community financial institutions in the United States today.  Certegy has card issuer relationships with nearly than 6,500 of those while FIS has processing relationships with more than 2,300.  Interestingly, there are only 683 common customers, so we feel there is a great opportunity to leverage the strong relationships on both sides to significantly increase the processing and card issuer customer penetration in the domestic community bank market.

Page eleven illustrates more specifically some of the key areas where we feel there are cross selling opportunities that can lead to enhanced growth rates for the combined company.  In addition to the community bank example I just mentioned, there is the opportunity to utilize the FIS large bank relationships to facilitate a potential entry point for card issuer services and bundled product discussions.  There are risk management solutions for financial institutions that can potentially accelerate growth in payment services.  On-line banking and bill pay front-end engines can be used to deliver more services to both financial institutions and consumers.  The ability to provide an end-to-end processing solution from point-of-sale through the back office of the financial institution could be a dynamic longer term opportunity.  We could even potentially utilize the combined proprietary data and analytics capabilities of the two companies to create unique products and solutions for the marketplace.

Page twelve takes a look at our competitive position versus some major competitors in the combined businesses.  FIS will clearly offer the broadest and most dominant product offering across all of its business lines.  No single competitor has the capabilities across the entire spectrum to compete effectively with the breadth of FIS’ product offerings.  Page thirteen shows the same situation on the international front, with FIS having a superior market position and the opportunity for the combination to drive significant growth in the international markets we serve.  Again, we believe international is a significant revenue opportunity for FIS.  If you flip to page fourteen, you can see that the combined company has a truly international reach and the opportunity to leverage relationships between FIS’ current international processing customers and Certegy’s card relationships should be significant.

I am not going to turn the call over to Al Stinson to review the financial slides.

FIS Certegy Conference Call Script

AL

Page fifteen shows some combined pro forma financials for the last twelve months ending June 30, 2005.  We will focus today and in the future on three key financial metrics at FIS, revenue, EBITDA and cash net income.  Including assumed synergies of $50 million, pro forma EBITDA is nearly $920 million for the trailing twelve months.  Pro forma cash net income, which adds back tax adjusted purchase price amortization from prior acquisitions, is $391 million for the last twelve months.  As we mentioned earlier, the accretion to cash net income for Certegy shareholders is 16% for the trailing twelve month period.

If you flip to page sixteen, you will see these same pro forma line items for the first six months of 2005.  If you annualize the pro forma revenue of $1.9 billion, you can see how we arrived at the nearly $4 billion in annual, run-rate revenue that we referenced earlier.  Additionally, if you annualize the pro forma EBITDA of $488 million, you can see how we arrived at the nearly $1 billion in annual, run-rate EBITDA.  Using the same methodology, run-rate, annual cash net income is nearly $400 million.

Page seventeen is a comparison of revenue, EBITDA and cash net income with some of FIS’ existing processing competitors and Certegy’s major card competitors.  You can see that the combined company compares very favorably from a scale perspective with its major competitors and we will clearly generate the EBITDA and cash flow resources necessary to invest in technology to continue to grow our market leading businesses.

Page eighteen reviews the sources and uses of funds for the transaction.  As you can see, the $235 million, or $3.75 per share, special cash dividend to Certegy shareholders will be made out of a combination of cash on hand at Certegy and borrowings under an existing Certegy bank facility.  The issuance of approximately 132.2 million shares to FIS shareholders amounts to about $4.5 billion and the final piece is the payment of fees and expenses.  Total sources and uses are $4.8 billion.

Page nineteen is an FIS capitalization table.  You can see the build up from standalone FIS and standalone Certegy through transaction adjustments, which include those items we discussed on the sources and uses table, to the combined FIS.  To hit some of the highlights on this page, pro forma June 30 cash on the balance sheet of the new FIS is $200 million, shareholders’ equity is $2.7 billion, with a debt to capital ratio of 52%, a significant reduction from the standalone FIS debt to total capital ratio of nearly 82%.  Last twelve months EBITDA covers interest expense by more than 5 times.  It is important to note that FIS will be deemed to be the acquirer for accounting purposes, most notably for purchase accounting purposes.

This is important as we turn to page twenty and look at the pro forma balance sheet as of June 30.  There will be incremental goodwill and intangible assets added to the balance sheet as a result of the transaction.  Estimated pro forma goodwill is $3.4 billion and estimated intangible assets and computer software, which will be amortized, are $1.7 billion.  As of June 30, pro forma total debt is $3 billion and as I mentioned on the previous slide, shareholders’ equity is $2.7 billion, for a significantly reduced debt to total cap ratio of 52%.  Additionally, FIS paid down an additional $75 million in debt in early July, as we mentioned on our 2nd quarter earnings conference call.

I am going to turn it back to Bill for some summary remarks.

FIS Certegy Conference Call Script

BILL

In summary, on page twenty-one, we are very excited about this transaction.  The combination creates one of the largest financial institution technology processing and services companies in the word, with a diversified revenue base of $4 billion and EBITDA of nearly $1 billion from market leading businesses.  The revenue is significantly recurring, with the majority under long-term, multi-year contracts.  The combined product offering is both broad and complementary, with unique products and services that will enhance the combined growth rate of the new company.   There are also meaningful cost synergies to be realized.  We believe that FIS will be well positioned to capitalize on the significant and unique growth opportunities that the combined companies can offer the markets we serve.  Finally, as we have demonstrated at FNF for years, FIS will be keenly focused on maximizing shareholder value.

Let me know turn the call back to our operator to open the call up for your questions.

FINAL –AFTER QUESTIONS

Thank you for joining us for today’s conference call.  In anticipating future questions about next steps and milestones in this process, the first major step will be our Hart-Scott-Rodino filing that we expect to make in the next week.  We hope to receive an early termination notice, and when and if we do, we will issue a press release announcing this.  The second major milestone will be a filing of an initial proxy statement with the SEC related to the necessary Certegy shareholder approval.  That initial proxy should be filed in early October and we again will issue a press release when this occurs.  Again, thank you for joining us this morning and we look forward to keeping you updated on our progress towards closing this transaction over the next several months.

The following is a presentation given in connection with a conference call held on September 15, 2005 concerning Certegy, Inc.’s proposed merger with Fidelity National Information Services, Inc.

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Diversified, Complementary Business Portfolio

$1,542.2
(41% of Total)
$1,093.0
(29% of Total)
$1,083.0
(29% of Total)
$420.2
(27.2% Margin)
$290.5
(26.6% Margin)
$243.1
(22.4% Margin)
Financial Institution Software and Services
Payment Services
Information & Outsourcing Services

FIDELITY NATIONAL INFORMATION SERVICES, INC
8
certegy

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Market Leadership

Market leadership across multiple business segments

FIS
FIDELITY NATIONAL INFORMATION SERVICES, INC

FIS
FIDELITY NATIONAL INFORMATION SERVICES, INC
9
certegy

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Broad Customer Penetration with Limited Overlap

Universe of 18,700 Community Institutions
5,783
Served Only
by Certegy
683
Served
by Both
1,666
Served
Only by FIS

Combined Penetration of 43% of Market

FIS
FIDELITY NATIONAL INFORMATION SERVICES, INC
10
certegy

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Enhanced Domestic Competitive Position

	NewFIS	FISV	JKHY	FDC	TSYS
Core Processing	Leadership	Leadership	Presence	Not Served	Not Served
Card Transaction Services	Leadership	Presence	Not Served	Leadership	Leadership
Full Service Card Services	Leadership	Not Served	Not Served	Not Served	Not Served
Mortgage Processing	Leadership	Presence	Not Served	Not Served	Not Served
Lender Services	Leadership	Presence	Not Served	Not Served	Not Served
POS Services					
• Card Processing	Presence	Presence	Presence	Leadership	Presence
• Check Risk Management	Leadership	Not Served	Not Served	Leadership	Not Served
Internet Banking/ Bill Pay	Presence	Presence	Presence	Presence	Not Served

Leadership — Presence — Not Served

FIDELITY NATIONAL INFORMATION SERVICES, INC

12

certegy

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Stronger International Presence

Superior ability to leverage international growth opportunities.

	NewFIS	FISV	JKHY	FDC	TSYS
Core Processing	Presence	Presence	Not Served	Not Served	Not Served
Card Transaction Services	Presence	Not Served	Not Served	Presence	Presence
Full Service Card Services	Presence	Not Served	Not Served	Not Served	Not Served
POS Services					
• Card Processing	Presence	Not Served	Not Served	Presence	Not Served
• Check Risk Management	Presence	Not Served	Not Served	Not Served	Not Served

Leadership | Presence | Not Served

FIS FIDELITY NATIONAL INFORMATION SERVICES, INC

13

:certegy

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Combined Global Footprint

Broad Reach in Key Geographic Regions

Canada
United States
Mexico
Jamaica
Bermuda
Eastern Caribbean
Puerto Rico
Aruba
Trinidad & Tobago
Costa Rica
Colombia
Peru
Bolivia
Chile
Suriname
Brazil
Paraguay
Argentina
Netherlands
Norway
Belgium
Denmark
Czech Republic
Finland
Poland
Slovakia
Luxembourg
United Kingdom
Ireland
France
Portugal
Spain
Switzerland
Italy
Israel
Egypt
Germany
Cyprus
Turkey
Bahrain
Saudi Arabia
United Arab Emirates
Oman
Hungary
Ukraine
Romania
Pakistan
Russia
India
China
Thailand
Singapore
Indonesia
South Korea
Japan
Taiwan
Macau
Hong Kong
Philippines
Malaysia
Guam
Australia
New Zealand
Markets Served

FIS
FIDELITY NATIONAL INFORMATION SERVICES, INC

14

certegy

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Enhanced Financial Position

LTM Revenue
($ in millions)
$12,500
4,500
3,000
1,500
0
$3,679.1
$3,870.6
$1,086.4
$1,026.7
$535.9
$10,317.1
$1,372.4
NewFIS
FISV
BSG
Metavante
JKHY
FDC
TSS
LTM EBITDA
($ in millions)
$4,000
1,000
500
0
$918.9
$892.3
$205.6
$157.7
$3,123.8
$378.8
NewFIS (1)
FISV
BSG
JKHY
FDC
TSS
PF LTM Cash Net Income
($ in millions)
$2,500
450
300
150
0
$391.1
$455.1
$108.6
$78.8
$1,865.5
$179.9
NewFIS (1)
FISV
BSG
JKHY
FDC
TSS

FIS FIDELITY NATIONAL INFORMATION SERVICES, INC

17

:certegy

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Sources and Uses of Funds

Pro forma for June 30, 2005

Sources Of Funds	($ in millions)	Uses Of Funds	($ in millions)
CEY Cash (6/30/05)	$101.7	Dividend to CEY Shareholders	$235.0
FIS Cash (6/30/05)(1)	50.0	Shares issued to FIS Shareholders	4,477.8
New revolver borrowings	133.4	Fees and expenses	50.0
Issuance of equity(2)	4,477.8	Excess cash	–
Total Sources	$4,762.8	Total Uses	$4,762.8

FIS
FIDELITY NATIONAL INFORMATION SERVICES, INC
18
:certegy

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Combination of Fidelity National Information Services, Inc. and Certegy, Inc.

September 15, 2005

[LOGO]

Forward-Looking Disclosure

This presentation contains statements related to future events and expectations, which include statements about revenue and cost synergies and earnings accretion and, as such, constitutes forward-looking statements.  These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of FIS and Certegy to be different from those expressed or implied within this presentation. FNF and Certegy expressly disclaim any duty to update or revise forward-looking statements. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effect of governmental regulations, the economy, competition, the risk that the merger may fail to achieve beneficial synergies or that it may take longer than expected to do so, the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries, potential overdependence on a limited number of customers due to consolidation in the banking, retail and financial services industries, failure to adapt to changes in technology or in the marketplace and other risks detailed from time to time in the Form 10-K and other reports and filings made by FIS and Certegy with the Securities and Exchange Commission.

Legal Disclosure

In connection with the proposed Merger, Certegy will file a proxy statement with the Securities and Exchange Commission (“SEC”).  The proxy statement will be mailed to the shareholders of Certegy.  CERTEGY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy with the SEC at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Certegy by going to Certegy’s Investor Relations page on its corporate website at www.certegy.com.

Certegy, FNF, and their respective officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Certegy’s shareholders with respect to the Merger.  A description of any interests that any such participant may have in the Merger will be available in the proxy statement.  Information concerning FNF’s directors and executive officers is set forth in FNF’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s web site www.sec.gov or by going to FNF’s Investor Relations page on its corporate website at www.fnf.com.

Introduction

•                  Fidelity National Information Services (“FIS”) and Certegy (“CEY”) have entered into a merger agreement

•                  Tax-free, stock for stock merger, under which each share of FIS common stock will be exchanged for 0.6396 shares of CEY common stock

•                  Current FIS shareholders will own approximately 67.5% of the combined entity with CEY shareholders owning approximately 32.5%

•                  CEY will also pay a $3.75 special cash dividend to its shareholders prior to closing

•                  FIS is a leading provider of core financial institution (“FI”) processing, mortgage loan processing and related information products and outsourcing services to financial institutions, mortgage lenders and real estate professionals

•                  CEY is a leading provider of card issuer services to financial institutions, principally Community Banks (“CBs”) and Credit Unions (“CUs”), and risk management solutions

•                  The combined company, to be called Fidelity National Information Services, or FIS (“NewFIS”), will be uniquely positioned to offer a broad suite of data processing, payment and risk management services to financial institutions and retailers

•                  Summary pro forma financial implications are compelling

•                  Approaching $4 billion in combined revenue

•                  Approaching $1 billion in combined EBITDA

•                  Strong organic growth track record and future potential

•                  Significant and unique revenue synergies

•                  $50 million in expected cost synergies

•                  Accretive to Cash Earnings(1)

•                  De-leveraging impact on NewFIS

•                  Combined Senior Management Team

•                  Chairman of the Board—FNF Chairman and CEO Bill Foley

•                  Chief Executive Officer—CEY Chairman and CEO Lee Kennedy

•                  Executive Vice President & CFO—FNF CFO Al Stinson

•                  Senior Business Group Management—Combined senior leadership from FIS and CEY

(1)          Cash EPS defined as GAAP net income plus tax affected purchase intangible amortization.

Transaction Summary

Transaction Summary:	• FIS and CEY will merge in a stock-for-stock transaction whereby CEY will exchange 0.6396 shares of CEY common stock for each FIS share outstanding
• CEY will also pay a $3.75 special cash dividend to CEY shareholders immediately prior to closing, totaling approximately $235 million.
• In total, CEY will issue 132 million fully diluted shares to the shareholders of FIS
• At closing, CEY will have approximately 196 million fully diluted shares outstanding
• FIS shareholders will own approximately 67.5% of the pro forma fully diluted outstanding shares
• Combined company will be renamed Fidelity National Information Services, Inc. and CEY’s NYSE ticker will be changed to ‘FIS’
Structure:	• Merger which is expected to qualify as a tax-free reorganization
• FIS will be the surviving entity for accounting purposes
Shareholder vote:	• Shareholder vote required by CEY
Break-up Fee:	• $65.0 million and up to $10 million in expense reimbursement
Closing Date:	• Expected to close during the fourth quarter of 2005
Governance:	• 4 Directors from FIS, 4 Directors from CEY, 1 from Thomas H. Lee Partners and 1 from Texas Pacific Group

Strategic Rationale

•                  Combination creates one of the largest financial institution technology processing and services companies in the world

•                  Significant strategic and financial benefits for FIS and CEY shareholders

•                  Nearly $4 billion of diversified, run-rate revenue and $1 billion of run-rate EBITDA from market leading businesses

•                  Broad, complementary range of unique products and services will enhance each company’s respective growth rate

•                  Core bank processing for large banks, community banks, credit unions and other financial institutions

•                  Mortgage loan and consumer loan processing

•                  Card issuer services

•                  Risk management solutions

•                  Information products and outsourcing services for financial institutions, mortgage lenders and real estate professionals

•                  Significant revenue and cost synergy opportunities

•                  Revenue is recurring in nature, with the majority under long-term, multi-year contracts

Synergies—Integration Plan

FIS has an outstanding track record of achieving all anticipated transaction synergies well ahead of schedule

Recent FIS Acquisition History	($ in millions)

Target	Sources	Revenue Base	Anticipated Goal	Achieved Synergies	Over- Achieved

Aurum	Personnel, Vendor Management, Facilities	$200	$25	$34	36%

Sanchez	Personnel, Corporate Overhead, Public Company Costs	100	10	11	10%

InterCept	Personnel, Vendor Management, Corporate Overhead, Public Company Costs, Item Processing, Facilities	200	25	35	40%

•                  We anticipate cost synergies of at least $50 million

Diversified, Complementary Business Portfolio

•                  Leading financial institution transaction processing, payment processing and information and outsourcing services provider

LTM Revenue (as of 6/30/05)	LTM EBITDA (as of 6/30/05)

[CHART]	[CHART]

•                  PF LTM Cash EPS of $2.00(1), representing 16.2% accretion per CEY share

•                  PF LTM GAAP EPS of $1.64

(1) Combined company LTM tax adjusted purchase amortization of $72.1million.

Market Leadership

Market leadership across multiple business segments

[LOGO]

	Financial Institution Software and Services	Payment Services	Information & Outsourcing Services
Market Position:
• Large Financial Institutions	#1	—	#1/#2
• CBs/CUs	#2	#1	#1/#2
• Mortgage	#1	—	#1/#2
• Retail (Risk Management)	—	#1	—
LTM Revenue	$1,542.2	$1,083.0	$1,093.0

Key Product Offerings:	Core FI Account Processing	Card Issuer Services	Default Management
	Loan Processing Services	Check & Risk Management Services	Valuation & Settlement

Broad Customer Penetration with Limited Overlap

Substantial cross selling opportunity for best–in-class products and services

Universe of 18,700 Community Institutions

[CHART]

Combined Penetration of 43% of Market

Growth Opportunities through Cross Selling

Complementary Products, Services and Customers

Mortgage/Real
	Large Banks	CB’s/CU’s	Estate Sector	Retailers
Core FI Processing
Mortgage Loan Processing
Card Issuer Services
Check and Risk Management Services
Information & Outsourcing Services
International

 Cross-selling Opportunities

Enhanced Domestic Competitive Position

NewFIS will offer the widest suite of products of any of its competitors

	NewFIS	FISV	JKHY	FDC	TSYS

Core Processing
Card Transaction Services
Full Service Card Services
Mortgage Processing
Lender Services
POS Services
• Card Processing
• Check Risk Management
Internet Banking/ Bill Pay

   Leadership

   Presence

   Not Served

Stronger International Presence

Superior ability to leverage international growth opportunities.

	NewFIS	FISV	JKHY	FDC	TSYS

Core Processing
Card Transaction Services
Full Service Card Services
POS Services
• Card Processing
• Check Risk Management

   Leadership

   Presence

   Not Served

Combined Global Footprint

Broad Reach in Key Geographic Regions

[GRAPHICS]

Financial Highlights—LTM

	FIS	CEY	Synergies	NewFIS(3)
PF EBITDA	$625.8	$243.1	$50.0	$918.9

% of NewFIS total	68.1%	26.5%	5.4%	100.0%

PF Net Income	$181.7	$106.1	$31.3 (1)	$319.1

% of NewFIS total	56.9%	33.2%	9.8%	100.0%

Purchase Amortization(1)	69.4	2.7		72.1

PF Cash Net Income	$251.1	$108.8	$31.3 (1)	$391.1

% of NewFIS total	64.2%	27.8%	8.0%	100.0%

Shares Outstanding(2)	132.2	63.4		195.7

PF Cash EPS	$1.90	$1.72		$2.00

Accretion/(Dilution)				16.2%

Contribution Analysis—LTM (Excludes Synergies)

[CHART]	[CHART]	[CHART]	[CHART]

Revenue	EBITDA	EBIT	Cash Net Income

(1)          Tax adjusted purchase amortization from prior acquisitions.

(2)          Converted to NewFIS shares on a fully diluted basis to make pro forma cash EPS statistic comparable.

(3)          NewFIS excludes purchase accounting impact of merger.

Financial Highlights—1H 2005

	FIS	CEY	Synergies	NewFIS(3)
PF Revenue	$1,358.1	$538.5	—	$1,896.6
% of NewFIS total	71.6%	28.4%	—	100.0%

PF EBITDA	$357.5	$105.8	$25.0	$488.3
% of NewFIS total	73.2%	21.7%	5.1%	100.0%

PF Net Income	$94.3	$46.5	$15.6 (1)	$156.4
% of NewFIS total	60.3%	29.8%	10.0%	100.0%

Purchase Amortization(1)	36.7	1.3		38.0
PF Cash Net Income	$131.0	$47.9	$15.6 (1)	$194.5
% of NewFIS total	67.3%	24.6%	8.0%	100.0%
Shares Outstanding(2)	132.2	63.4		195.7
PF Cash EPS	$0.99	$0.76		$0.99

(1)          Tax adjusted purchase amortization from prior acquisitions.

(2)          Converted to NewFIS shares on a fully diluted basis to make pro forma cash EPS statistic comparable.

(3)          NewFIS excludes purchase accounting impact of merger.

Enhanced Financial Position

LTM Revenue

[CHART]

LTM EBITDA

[CHART]

PF LTM Cash Net Income

[CHART]

(1)          Includes impact of $50 million of synergies and excludes purchase amortization impact of merger.

Sources and Uses of Funds

Pro forma for June 30, 2005

($ in millions)

Sources Of Funds

CEY Cash (6/30/05)	$101.7

FIS Cash (6/30/05)(1)	50.0

New revolver borrowings	133.4

Issuance of equity(2)	4,477.8

Total Sources	$4,762.8

Uses Of Funds

Dividend to CEY Shareholders	$235.0

Shares issued to FIS Shareholders	4,477.8

Fees and expenses	50.0

Excess cash	—

Total Uses	$4,762.8

(1)   FIS assumed to use $50.0 million of its 6/30/05 cash balance to pay transaction costs.

(2)   Represents issuance of 132.2 million fully diluted Certegy shares (at market price of $33.86 as of 9/13/05) to FIS shareholders, per exchange ratio of 0.6396x.

FIS Capitalization

NewFIS will have significantly less leverage and greater balance sheet strength.

Pro Forma Capitalization (6/30/05)

					Transaction
	FIS		CEY		Adjustments(1)	NewFIS
Cash	$254.9		$101.7		$(151.7)	$204.9
Revolver					$133.4	$133.4
Existing Debt	$2,656.2		$226.0			2,882.3
Total Debt	$2,656.2		$226.0		$133.4	$3,015.6

Minority Interest	17.6					17.6
Shareholders’ Equity	579.9		387.7		$1,756.7	2,724.4
Total Capitalization	$3,253.7		$613.7			$5,757.6

Total Debt/Total Cap	81.6%		36.8%			52.4%
Net Debt/LTM EBITDA	3.6	x	0.5	x		3.1	x
Net Debt/LTM EBITDA w/Synergies						2.9
LTM EBITDA/Interest Expense	4.2		21.5			5.1

(1)          FIS will be deemed to be the acquirer for purchase accounting purposes; adjustments also include impact of $3.75 special cash dividend to CEY shareholders.

NewFIS Projected Balance Sheet

Pro Forma(1)
6/30/05
ASSETS

Cash and equivalents (Incl. Restricted)	$204.9

Other current assets	886.4
Total Current Assets	$1,091.4

Property, Plant & Equipment (net)	$283.6

Goodwill	3,420.1

Intangible (Amortizable) Asset	1,221.4

Computer Software	522.2

Deferred Contract Costs	120.8

Investment in Covansys	131.0

Other noncurrent assets	96.5

Total Assets	$6,887.0

LIABILITIES & STOCKHOLDERS’ EQUITY

Accounts payable and accrued expenses	$338.4

Other current liabilities	509.3

Total Current Liabilities	$847.8

Total Debt	$3,015.6

Deferred Revenue	105.6

Deferred income taxes	137.0

Other long-term liabilities	39.1
Total Liabilities	$4,145.1

Minority Interest	17.6

Stockholders’ Equity	2,724.4

Total Liabilities & Stockholders’ Equity	$6,887.0

(1)          FIS will be deemed to be the acquirer for purchase accounting purposes; adjustments also include impact of $3.75 special cash dividend to CEY shareholders.

Summary

•                  Combination creates one of the largest financial institution technology processing and services companies in the world

•                  Nearly $4 billion of diversified revenue and $1 billion of EBITDA from market leading businesses

•                  Broad, complementary range of unique products and services will enhance each company’s respective growth rate

•                  Significant revenue and cost synergy opportunities

•                  Revenue is recurring in nature, with the majority under long-term, multi-year contracts

The following is a letter from Certegy Inc.’s Chairman and Chief Executive Officer to Certegy’s employees concerning the proposed merger between Certegy and Fidelity National Information Services, Inc.

To Our Valued Employees:

I am very pleased to announce that the Certegy Board of Directors has approved a merger between Certegy and Fidelity National Information Services, Inc., a leading provider of core financial institution processing, mortgage loan processing and related information products.   Fidelity National Information Services, Inc. is currently a subsidiary of Fidelity National Financial, ranked #261 on the Fortune 500 in 2005.

We expect to finalize the merger transaction in late 2005.  At that time, in acknowledge-ment of the brand value of the Fidelity National name in the financial services marketplace, we will change our corporate name to Fidelity National Information Services, Inc. and our NYSE ticker symbol will become “FIS.”

We are very excited about the additional product and market breadth that this transaction will provide to our customers and the potential career opportunities it will bring to our employees.  The combination will create one of the world’s largest providers of financial institution transaction processing, payment processing, outsourcing and information services.  The new organization will have estimated annual revenues of $4.0 billion and over 19,000 employees around the globe.

Our new company will have a formidable competitive position with a broad cross section of complementary product and service offerings, and significant opportunities to leverage existing customer relationships, including:

•                  Core processing and card issuer services across the Fidelity and Certegy credit union/community bank customer bases;

•                  Combined international presence to drive growth in key overseas markets;

•                  End-to-end risk management and item processing solutions from the retail point-of sale through the back office of financial institutions.

The following individuals have been named to the Executive Management Team, and will be based in Jacksonville, Florida:

Chairman of the Board	Bill Foley
Chief Executive Officer	Lee Kennedy
Chief Financial Officer	Al Stinson

The Senior Management Team will include individuals from Fidelity and Certegy and we will be making announcements to you about those appointments in the near future.

The merger is subject to shareholder and regulatory approvals, which we expect to receive within the next few months.  We will be working diligently during that time to finalize organization charts, formulate the consolidation and integration plans, combine employee benefit plans, and address other similar matters.

We will communicate additional details to you on a regular basis going forward as it is our intention to keep you fully informed throughout this process.   In the next couple of days, your manager will be communicating with you to provide more details about this transaction.  We have also opened a new e-mailbox (employeequestions@certegy.com) to which you can address any questions you may have.  In the meantime, you should direct any questions to your manager or HR representative.

Although we are all excited about this opportunity, we must also continue to attend to our normal business operations.  I would ask each of you to diligently focus on your existing role and responsibilities over the next few months so that we continue to provide excellent service to our customers.   Unless you are requested to do so as we proceed with integration plans, you should not engage in any contact with our merger partner.  In addition, no employee should engage in a discussion with media representatives.  Any inquiries from the media should be directed to Mary Waggoner at 678-867-8004.

Please join me in celebrating this transforming event for our company—

Sincerely,

Lee Kennedy

Chairman and Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE

BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL 33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

The following are Questions and Answers for Certegy Inc.’s employees concerning the proposed merger between Certegy and Fidelity National Information Services, Inc.

Project Lightning

Expected Certegy Employee Questions and Suggested Answers

Q- Who is Fidelity National Information Services?   Is it the mutual fund company?

A- Fidelity National Information Services, Inc. (FIS) is a majority-owned subsidiary of Fidelity National Financial Inc.  (FNF).   FNF is traded on the New York Stock Exchange just like Certegy, although FNF is much larger.  FNF ranked #261 on the Fortune 500 list last year and had revenue of over $8 billion.  The FIS division of FNF is a leading provider of processing and outsourcing services to financial institutions.  FIS software processes nearly 50% of all US residential mortgages.  FIS also has processing and technology relationships with 45 of the top 50 US banks.  FIS and FNF are not related at all to the mutual fund company called “Fidelity”.

Q-Why is Certegy merging with Fidelity National Information Services?

A- Even though Fidelity National Information Services, Inc. (FIS) is a division of FNF, it is a major company in its own right, with approximately $3 billion in revenue.  It is 3 times the size of Certegy, which currently has slightly over $1 billion in revenue.  By merging with a company of this size, Certegy will be in a great position to grow and offer our customers a wider variety of services.   The two groups have complementary businesses and there are significant opportunities to cross-sell services to both customer bases.  This combination creates one of the largest financial institution technology processing and services companies in the world.

Q- Is there a date the company has targeted to complete the merger?

A- We are targeting the completion of the merger by year-end 2005. However as with all business plans the date could change based on the speed with which we obtain the requisite regulatory and shareholder approval.

Q- Who will manage the new company?

A – Lee Kennedy, our current CEO will be the Chief Executive Officer of the new organization.  William P. Foley, the current FNF Chairman & CEO will be the Chairman of the Board for the new organization.  Al Stinson, FNF’s current CFO, will be the new Executive Vice President.  No other appointments have been announced yet.  As they are announced, we will notify you.

Q-What effect will the merger have on my job?

A-The merger should not impact most jobs at Certegy. Certegy and FIS do not directly compete today but instead operate businesses that are complementary.   Because the businesses are different in nature and there is no current intent to discontinue any line of business, there should be little overlap in job responsibilities.

There may be some corporate-level jobs that will be duplicative and this will be reviewed in due course as the merger integration approaches. At present, no decisions have been made to eliminate any jobs.  As we move forward, we will be establishing an integration team that will look for synergies between the two companies.

Q - Will my title or grade level change?

A- Aside from a few job-related promotions, no changes should occur in 2005 and at this time we do not anticipate any changes in 2006 either.   However, as in all business environments, the company will continue to review its employment practices to insure it is competitive in the marketplace.   If any changes are to be made, you will be provided with information as far in advance of the change as possible.

Q-Will my compensation be impacted?

A- Aside from ongoing merit increases as a result of an annual review, no changes are anticipated to occur in 2005.  At this time we do not anticipate any negative changes in 2006 either.   However, as in all business environments, the company will continue to review its employment practices to insure it is competitive in the marketplace.   If any changes are to be made, you will be provided with information as far in advance of the change as possible.

Q-Will I get credit for my Certegy service with the new company?

A- Yes

Q-Will the organizational structures change?

A- Aside from the few positions already announced (see above), a new organization structure has not yet been finalized.  When one is decided upon and announced, we will notify you.

Q-Will I still have the same supervisor I report to now?

A – With a few possible exceptions at senior levels of management, the vast majority of Certegy’s employees will continue to report to the same boss you report to today.  For a few individuals, there may be changes as we move forward; however, nothing has been determined to date.

Q-What if any impact will there be to Certegy’s retirement (pension) plan?

A-As with any merger we will compare all employee benefit plans during the integration phase.  Our intent is to offer the best retirement option possible to our employees.  Other than an agreement to retain existing benefit plans for at least six months after the merger, no decisions have been made to date.

Q -Where will corporate headquarters be located and who will be moving there?

A - Jacksonville, FL.  At present, only a few senior executives will be relocating to Jacksonville.

Q - If I am interested in job openings at Fidelity National Information Services will I be able to apply and if yes within what time frame?

A-There will be no legal integration of job openings with the new company prior to the closing of the merger transaction.  Once the merger is complete, we will integrate the job posting process.

Q - Will Certegy associates that fall under the annual bonus plan still get a payout for 2005 performance? If so when will the payout occur and at what percentage?

A-Yes.  The payout will occur no later than the date it is normally paid out. You will receive at least the same amount of payout as you would have if the merger had not occurred.

Q - How many employees will the new organization have?

A- The new organization will have about 19,000 employees, with approximately 17,000 based in the US.  This is significantly greater than Certegy’s current employee population of 5,500 (3,300 in the US).

Q - What effect will the merger have on my Certegy benefits such as medical, vision, life, dental etc.?

A-There will be no changes to your benefits for 2005.   In a few weeks, we will be going through the annual enrollment process for 2006 benefits, as previously scheduled.  There will minor changes to Certegy’s medical benefits that will be communicated during open enrollment and most employees will not see any increase in their medical benefits cost.

After a comparison of all benefits between both companies is complete, additional changes may occur in mid-to-late 2006.  When and if such a decision is made, we will communicate the appropriate information about any changes.

Q - Will I still be able to participate in Certegy’s 401K plan?  What if I have an outstanding loan?  How is the Fidelity plan different from the Certegy plan?

A-Yes, you may continue to participate in the Certegy 401K plan.  You will need to continue to pay off any outstanding loans as you do today.  Sometime in 2006, Certegy and FIS will look at moving to a single 401K plan.  Currently the FIS 401K plan matches 50% of the first 6% of employee contributions while the Certegy plan matches 100% of the first 2% of contributions.

Q - Can I still be a member of the Chartway Credit Union?

A-Yes.

Q - Will my vacation plans through the end of the year be impacted?

A- For the great majority of employees, we do not anticipate any changes with scheduled vacation plans.

Q-Will our company still have the name Certegy?

A-No, the new name will be Fidelity National Information Services and it will trade on the New York Stock Exchange under the ticker symbol “FIS”.  The companies jointly decided that Fidelity had much more name recognition with major customers and the general public than Certegy did.  Fidelity has been in existence for a long time and Certegy has only existed for four years.

Q - What if I am currently participating in the tuition reimbursement program?  Will I still get reimbursed?

A-Yes we will continue to reimburse associates until such time that changes (if any) are made to the plan.

Q - What effect will the merger have on our facilities through out the U.S.?

A- We have not yet begun to look at integrating specific facilities.  We do know that both companies have operations in some cities and over time it may make sense to integrate those facilities.  However, at present, no significant analysis has been done in this regard.  When and if any decisions are made to integrate facilities, we will let you know.

Q - If I am offered a different position after the merger and do not want to accept it, will Certegy provide severance pay? If so under what plan?

A-Yes, if you qualify for severance under Certegy’s existing plan.  The severance will be paid out according to Certegy’s existing plan.

Q-If I have business plans to travel through the rest of the year should I cancel them?

A-No.  You should continue business as usual unless you are told otherwise by your manager.

Q - What, if any, effect will the merger have on stock options?

A- All stock options will vest since Certegy, Inc. effectively will experience a “change in control”.  All stock options will be adjusted to reflect the payment of a special dividend of $3.75 per share that will be paid to Certegy’s shareholders in this transaction.  Additional information on this topic will be sent to all stock option holders.

Q - What will happen to those Certegy employees out on Family Medical Leave, Short Term Disability, Long Term Disability, and Workman’s Compensation?

A-There will be no impact to those employees out on leave at this time.

Q - Will I still receive an annual merit / performance review if due by year end?

A-Yes.

Q - When can I expect more information regarding the merger?

A- As soon as meetings with our key customers and shareholders are completed, our senior managers will be hosting employee conference calls to tell you more about the merger.  We believe these will occur in the middle of next week and we will let you know the exact date and times as soon as possible. Beginning this week, we will be publishing a weekly communication to all employees about the merger transaction.  This will be circulated via email and posted on the Certegy intranet site.  Hard copies will also be available for those who do not have access to email.

Q- How soon can I contact my counterpart at Fidelity to discuss potential integration issues?

A-  Since the merger has not yet occurred, we request that you not contact anyone at Fidelity at this time.  Once we are ready to begin integration communications, we will let you know.

Q- What should I do if I am contacted by a member of the media or a stockholder?

A-  No employee should speak to a member of the media or an investor.  All media inquiries should be directed to Mary Waggoner in Investor Relations at 678-867-8004.

Q - Who should I contact if I have questions?

A-We have established a special e-mail address for you to send in your questions related to the merger.  Please forward any questions to:  employeequestions@certegy.com.   As we receive questions, we will answer them and post the answers on the intranet and in the weekly merger communication.  Please also feel free to direct questions to your manager and/or HR representative.

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL 33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the

SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

The following is a slideshow presentation for Certegy Inc.’s employees concerning the proposed merger between Certegy and Fidelity National Information Services, Inc.

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Why is this good for me? *(cont.)*

FIDELITY NATIONAL INFORMATION SERVICES, INC

certegy

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Why is this good for me? *(cont.)*

FIS
FIDELITY NATIONAL INFORMATION SERVICES, INC

- #1 core processor to large bank market
- #1 mortgage processor in the U.S.
- #1 / #2 in default management services
- #1 / #2 in loan facilitation services

Comprehensive Services
Cutting Edge Technology
High Barriers to Entry
Recurring Revenues
Market Leaders

:certegy

- #1 provider of card issuing services to community financial institutions
- #1 check and risk management business

Customers

Customers

:certegy

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Best-In-Class Products and Services

FIS» FIDELITY NATIONAL INFORMATION SERVICES, INC

Universe of 18,700 Community Institutions
5,783
Served Only
by Certegy
683
Served
by Both
1,666
Served
Only by FIS

Combined Penetration of 43% of Market

:certegy

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FIS
FIDELITY NATIONAL INFORMATION SERVICES, INC

Stronger International Presence

Superior position to leverage international growth opportunities.

	NewFIS	FISV	JKHY	FDC	TSYS
Core Processing	Presence	Presence	Not Served	Not Served	Not Served
Card Transaction Services	Presence	Not Served	Not Served	Presence	Presence
Full Service Card Services	Presence	Not Served	Not Served	Not Served	Not Served
POS Services					
• Card Processing	Presence	Not Served	Not Served	Presence	Not Served
• Check Risk Management	Presence	Not Served	Not Served	Not Served	Not Served

Leadership | Presence | Not Served

:certegy

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Combined Global Footprint

FIS» FIDELITY NATIONAL INFORMATION SERVICES, INC

Broad Reach in Key Geographic Regions

Canada
United States
Mexico
Jamaica
Bermuda
Eastern Caribbean
Puerto Rico
Aruba
Trinidad & Tobago
Costa Rica
Colombia
Peru
Bolivia
Chile
Argentina
Paraguay
Brazil
Suriname
Netherlands
Norway
Finland
Belgium
Denmark
Czech Republic
Poland
Slovakia
Luxembourg
United Kingdom
Ireland
France
Portugal
Spain
Switzerland
Germany
Italy
Israel
Egypt
Cyprus
Hungary
Ukraine
Russia
Romania
Pakistan
Turkey
Bahrain
Saudi Arabia
United Arab Emirates
Oman
India
China
South Korea
Japan
Taiwan
Macau
Hong Kong
Philippines
Guam
Malaysia
Thailand
Singapore
Indonesia
Australia
New Zealand
Markets Served

:certegy

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Questions

FIDELITY NATIONAL INFORMATION SERVICES, INC

What questions do you have today?

certegy

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[LOGO]

Certegy

and

Fidelity National Information Systems, Inc.

A combination that works for YOU!

September 15, 2005

[LOGO]

Required Disclosure

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov. Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies. Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL 33701. Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger. A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement. Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005. These documents are available free of charge at the SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

Cautionary Language Concerning Forward-Looking

Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

What is happening?

•                  Certegy is merging with a division of Fidelity National Financial (“FNF”), called Fidelity National Information Services, Inc. (“FIS”).

•                  FIS is much larger than Certegy. The combined new organization will have over $4 billion in revenue and 19,000 employees globally— more than 3 times the size of Certegy currently

•                  Certegy’s Chief Executive Officer (CEO), Lee Kennedy, will be the CEO of the new organization

Why is it happening?

•                  This merger gives us increased scale in the financial outsourcing market.

•                  It creates one of the largest financial institution technology processing and services companies in the world

•                  We have complementary customer bases

•                  The combined company will be a leader in every business in which the company competes.

What happens to me?

•                  NOTHING happens right now. While we are excited about the opportunities, integration efforts will take some time.

•                  Merger expected to be finalized in late 2005

•                  Integration Team just now being formed to begin transition process; only a very few high-level decisions have been made to date

•                  After the merger, a thorough analysis of the capabilities and operating structure of both companies will be conducted

•                  In the interim period, business will continue as usual in both companies

•                  No announcements have been made regarding the new organization structure beyond the top roles. Once we know more, we will let you know.

•                  No compensation changes for 2005

•                  No benefit plan changes for 2005

•                  2006 Employee Benefits Enrollment will continue as originally planned; at some point during 2006 we may merge benefit plans but only after a thorough review during the integration process

•                  Annual Performance Reviews and Merit Increases will continue as before

•                  2005 Bonuses will be paid; payout will be at least what would have been paid if merger had not occurred.

Why is this good for me?

•                  We will be a significantly larger company with greater career opportunities

•                  We will have at least one large “sister company” (Fidelity National Title Group) that may also provide additional career opportunities

•                  We will likely be listed on the Fortune 500 next year. This will bring increased name recognition to the company, thereby enhancing recruitment and retention.

•                  Our larger size will enable us to utilize leading edge technology and systems

[LOGO]			[LOGO]
•#1 core processor to large bank market	Comprehensive Services
•#1 mortgage processor in the U.S.	Cutting Edge Technology	•	#1 provider of card issuing services to
•#1 / #2 in default management services	High Barriers to Entry		community financial institutions
•#1 / #2 in loan facilitation services	Recurring Revenues	•	#1 check and risk management business
Market Leaders

Customers
•	Large financial institutions
•	Mortgage loan originators and services
•	Sub-prime servicers
•	Large U.S. homebuilders
•	Community banks and credit unions
•	National retailers
•	Casinos / gaming establishments

How will this work technically?

•                  Fidelity National Information Services (“FIS”) and Certegy (“CEY”) have entered into a reverse merger agreement

•                  Tax-free, stock for stock merger, under which each share of FIS common stock will be exchanged for 0.6396 shares of CEY common stock

•                  CEY will pay a $3.75 cash dividend to its shareholders immediately prior to closing

•                  Current FIS shareholders will own 67.5% of the combined entity with CEY shareholders owning 32.5%

What will the new entity be called?

•                  The two companies have decided to use the“Fidelity National Information Services” name once the merger is complete

•                  Fidelity has stronger name recognition in the marketplace and has been in existence for much longer than Certegy

•                  The company will trade on the NY Stock Exchange using the ticker symbol “FIS”

Who will be the new leadership team?

•                  Chairman of the Board - Bill Foley

•                  Chief Executive Officer - Lee Kennedy

•                  Chief Financial Officer- Al Stinson

•                  Senior Business Group Management - to be determined from combined senior leadership of FIS and CEY

•                  Top roles will be based in Jacksonville, FL

How will our businesses rank?

Market leadership across multiple business segments

[LOGO]	Financial Institution Software and Services	Payment Services	Information & Outsourcing Services

Market Position:

– Large Financial Institutions	#1	—	#1/#2

– CBs/CUs	#2	#1	#1/#2

– Mortgage	#1	—	#1/#2

– Retail (Risk Management)	—	#1	—

LTM Revenue	$1,542.2	$1,083.0	$1,093.0

	Core FI and	Card Issuer	Default
Key Product Offerings:	Mortgage Loan	Services	Management
Processing

		Check & Risk	Valuation &
		Management	Settlement
Services

Growth Opportunities through Cross Selling

Complementary Products, Services and Customers

 Growth/Cross-selling Opportunity

	Large Banks	CB’s/CU’s	Mortgage/Real Estate Sector	Retailers

Core FI Processing

Mortgage Loan Processing

Card Issuer Services

Check and Risk Management Services

Information & Outsourcing Services

International

Best-In-Class Products and Services

Fertile cross selling opportunity for best–in-class products and services

Universe of 18,700 Community Institutions

5,783	683	1,666
Served Only	Served	Served
by Certegy	by Both	Only by FIS

Combined Penetration of 43% of Market

Enhanced Domestic Competitive Position

NewFIS will offer the widest suite of products of any of its competitors

	NewFIS	FISV	JKHY	FDC	TSYS

Core Processing

Card Transaction Services

Full Service Card Services

Mortgage Processing

Lender Services

POS Services

• Card Processing

• Check Risk Management

Internet Banking/ Bill Pay

Leadership
Presence
Not served

Stronger International Presence

Superior position to leverage international growth opportunities.

	NewFIS	FISV	JKHY	FDC	TSYS

Core Processing

Card Transaction Services

Full Service Card Services

POS Services

• Card Processing

• Check Risk Management

Leadership
Presence
Not served

Combined Global Footprint

Broad Reach in Key Geographic Regions

[GRAPHIC]

What happens next?

•                        Integration teams will be formed over the next few days to begin integration planning

•                        Employee phone calls will be held next week, hosted by senior management

•                        We will communicate pertinent new information to employees at least weekly via email, the intranet and hard copy postings

•                        How you can get your questions answered?

•                        Ask your manager

•                        Submit question to: employeequestions@certegy.com; we will answer these every week in our merger update communication

•                        Ask your question on next week’s phone call with senior management

Questions

What questions do you have today?